UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                  REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 13, 2005

                         Commission File Number 0-23903


                                EAUTOCLAIMS, INC.
               (Exact name of registrant as specified in charter)


                      -------------------------------------


                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
      ---------------------------------------        --------
     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

                      -------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 13, 2005 Continental Casualty Company ("CNA")executed a Services Agreement("Agreement")with eAutoclaims, Inc ("EAC")and ADP Claims Services Group, Inc. ("ADP").

The term of the agreement commenced as of August 15, 2005 and expires August 14, 2008 unless the Agreement is earlier terminated in accordance with its terms.

Pursuant to the Agreement, EAC and ADP are to provide certain Internet based vehicle collision claims services to CNA in connection with CNA's commercial managed repair program.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:_December 15, 2005              eAutoclaims, Inc.

                                By:  /s/ Eric Seidel
                                ------------------------------------------

                                Title: CEO and President
                                ------------------------------------------